________________________________________________________________________________
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 29, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-10 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-10, Asset-Backed Certificates, Series 2006-10)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    333-132809              13-3387389
------------------------------ -------------------------- ---------------------
 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                   Identification No.)


         85 Broad Street, New York, New York                     10004
--------------------------------------------------------- ---------------------
      (Address of Principal Executive Offices)                 (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
---------   -------------

      On June 29, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as custodian, and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer"), securities administrator and as a custodian of GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10 (the "Certificates"), issued in twenty-one classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of June 1, 2006 of $691,832,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 26, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On June 29, 2006, Goldman Sachs Capital Markets, L.P. entered into an interest rate corridor agreement (the "Interest Rate Corridor Agreement") for the benefit of certain certificates issued by GSAA Home Equity Trust 2006-10 (the "Trust") and guaranteed by The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. The Corridor Agreement is annexed hereto as Exhibit 99.2.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of June 29, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), and Goldman Sachs Mortgage Company ("GSMC"). The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, Avelo, the Trustee and the Master Servicer. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 1 Assignment Agreement") dated as of June 29, 2006, among Countrywide Home Loans Servicing, LP ("CHLS"), Countrywide Home Loans, Inc. ("Countrywide"), the Company and GSMC. The CHLS Step 1 Assignment Agreement will be subsequently filed as an exhibit to a separate Current Report on Form 8-K filed by the Registrant for the Trust.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "CHLS Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, CHLS, Countrywide, the Trustee and the Master Servicer. The CHLS Step 2 Assignment Agreement will be subsequently filed as an exhibit to a separate Current Report on Form 8-K filed by the Registrant for the Trust.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "American Step 1 Assignment Agreement") dated as of June 29, 2006, among American Home Mortgage Servicing, Inc. ("American"), American Home Mortgage Corp. ("AHM"), the Company and GSMC. The American Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On June 29, 2006, the Company, entered into an Assignment Agreement (the "American Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, American, AHM, the Trustee and the Master Servicer. The American Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 1 Assignment Agreement") dated as of June 29, 2006, among Ameriquest Mortgage Company ("Ameriquest"), the Company and GSMC. The Ameriquest Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, Ameriquest, the Trustee and the Master Servicer. The Ameriquest Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of June 29, 2006, among First National Bank of Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, FNBN, the Trustee and the Master Servicer. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Fremont Step 1 Assignment Agreement") dated as of June 29, 2006, among Fremont Investment & Loan ("Fremont"), the Company and GSMC. The Fremont Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Fremont Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, Fremont, the Trustee and the Master Servicer. The Fremont Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 1 Assignment Agreement") dated as of June 29, 2006, among Greenpoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The Greenpoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Greenpoint Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, Greenpoint, the Trustee and the Master Servicer. The Greenpoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "M&T Step 1 Assignment Agreement") dated as of June 29, 2006, among M&T Mortgage Corporation ("M&T"), the Company and GSMC. The M&T Step 1 Assignment Agreement is annexed hereto as Exhibit 99.15.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "M&T Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, M&T, the Trustee and the Master Servicer. The M&T Step 2 Assignment Agreement is annexed hereto as Exhibit 99.16.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Impac/Novelle Step 1 Assignment Agreement") dated as of June 29, 2006, among Impac Funding Corporation ("Impac"), the Company and GSMC. The Impac/Novelle Step 1 Assignment Agreement is annexed hereto as Exhibit 99.17.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Impac/Novelle Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, Impac, the Trustee and the Master Servicer. The Impac/Novelle Step 2 Assignment Agreement is annexed hereto as Exhibit 99.18.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of June 29, 2006, among Wells Fargo, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.19.

      On June 29, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of June 29, 2006, among the Company, Wells Fargo, the Trustee and the Master Servicer. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.20.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------------------

         Not applicable.

(c) Exhibits:
    ----------------------------------------------------------------------------

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank as Trustee and as a custodian, JPMorgan Chase Bank, National Association as a custodian, U.S. Bank National Association, as a custodian and Wells Fargo as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2 Interest Rate Corridor Agreement, dated as of June 29, 2006, between Goldman Sachs Capital Markets, L.P. and Goldman, Sachs & Co. for the benefit of certain certificates issued by the Trust.

Exhibit 99.3 Avelo Step 1 Assignment Agreement, dated as of June 29, 2006, among Avelo, GSMC and the Company.

Exhibit 99.4 Avelo Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, Avelo, the Trustee and the Master Servicer.

Exhibit 99.5 American Step 1 Assignment Agreement, dated as of June 29, 2006, among American, AHM, GSMC and the Company.

Exhibit 99.6 American Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, American, AHM, the Trustee and the Master Servicer.

Exhibit 99.7 Ameriquest Step 1 Assignment Agreement, dated as of June 29, 2006, among Ameriquest, GSMC and the Company.

Exhibit 99.8 Ameriquest Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, Ameriquest, the Trustee and the Master Servicer.

Exhibit 99.9 FNBN Step 1 Assignment Agreement, dated as of June 29, 2006, among FNBN, GSMC and the Company.

Exhibit 99.10 FNBN Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, FNBN, the Trustee and the Master Servicer.

Exhibit 99.11 Fremont Step 1 Assignment Agreement, dated as of June 29, 2006, among Fremont, GSMC and the Company.

Exhibit 99.12 Fremont Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, Fremont, the Trustee and the Master Servicer.

Exhibit 99.13 Greenpoint Step 1 Assignment Agreement, dated as of June 29, 2006, among Greenpoint, GSMC and the Company.

Exhibit 99.14 Greenpoint Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, Greenpoint, the Trustee and the Master Servicer.

Exhibit 99.15 M&T Step 1 Assignment Agreement, dated as of June 29, 2006, among M&T, GSMC and the Company.

Exhibit 99.16 M&T Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, M&T, the Trustee and the Master Servicer.

Exhibit 99.17 Impac/Novelle Step 1 Assignment Agreement, dated as of June 29, 2006, among Impac, GSMC and the Company.

Exhibit 99.18 Impac/Novelle Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, Impac, the Trustee and the Master Servicer.

Exhibit 99.19 Wells Fargo Step 1 Assignment Agreement, dated as of June 29, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.20 Wells Fargo Step 2 Assignment Agreement, dated as of June 29, 2006, among the Company, Wells Fargo, the Trustee and the Master Servicer.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   July 14, 2006


                                        GS MORTGAGE SECURITIES CORP.



                                        By:   /s/ Michelle Gill
                                           -----------------------------
                                           Name:  Michelle Gill
                                           Title: Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
--------------                                      -----------                            ---------------------------
Regulation S-K
--------------
         99.1             Master Servicing and Trust Agreement, dated as of June 1,                        E
                          2006, among GS Mortgage Securities Corp., as depositor,
                          Deutsche Bank as trustee and as a custodian, JPMorgan Chase
                          Bank, National Association as a custodian, U.S. Bank, National
                          Association, as a custodian and Wells Fargo as Master
                          Servicer, securities administrator and as a custodian.
          99.2            Interest Rate Corridor Agreement, dated as of June 29, 2006,                     E
                          between Goldman Sachs Capital Markets, L.P. and Goldman, Sachs
                          & Co. for the benefit of certain    certificates issued by the
                          Trust.
          99.3            Avelo Step 1 Assignment Agreement, dated as of June 29, 2006,                    E
                          among Avelo, GSMC and the Company.
          99.4            Avelo Step 2 Assignment Agreement, dated as of June
                          29, 2006, E among the Company, Avelo, the Trustee
                          and the Master Servicer.
          99.5            American  Step 1  Assignment  Agreement,  dated  as of June 29,                  E
                          2006, among American, AHM, GSMC and the Company.
          99.6            American  Step 2  Assignment  Agreement,  dated  as of June 29,                  E
                          2006,  among the  Company,  American,  AHM, the Trustee and the
                          Master Servicer.
          99.7            Ameriquest  Step 1 Assignment  Agreement,  dated as of June 29,                  E
                          2006, among Ameriquest, GSMC and the Company.
          99.8            Ameriquest Step 2 Assignment Agreement, dated as of June 29,                     E
                          2006, among the Company, Ameriquest, the Trustee and the
                          Master Servicer.
          99.9            FNBN Step 1  Assignment  Agreement,  dated as of June 29, 2006,                  E
                          among FNBN, GSMC and the Company.
         99.10            FNBN Step 2  Assignment  Agreement,  dated as of June 29, 2006,                  E
                          among the Company, FNBN, the Trustee and the Master Servicer.
         99.11            Fremont  Step 1  Assignment  Agreement,  dated  as of June  29,                  E
                          2006, among Fremont, GSMC and the Company.



         99.12            Fremont  Step 2  Assignment  Agreement,  dated  as of June  29,                  E
                          2006,  among the Company,  Fremont,  the Trustee and the Master
                          Servicer.
         99.13            Greenpoint  Step 1 Assignment  Agreement,  dated as of June 29,                  E
                          2006, among Greenpoint, GSMC and the Company.
         99.14            Greenpoint  Step 2 Assignment  Agreement,  dated as of June 29,                  E
                          2006,  among  the  Company,  Greenpoint,  the  Trustee  and the
                          Master Servicer.
         99.15            M&T Step 1  Assignment  Agreement,  dated as of June 29,  2006,                  E
                          among M&T, GSMC and the Company.
         99.16            M&T Step 2 Assignment Agreement, dated as of June
                          29, 2006, E among the Company, M&T, the Trustee and
                          the Master Servicer.
         99.17            Impac/Novelle  Step 1  Assignment  Agreement,  dated as of June                  E
                          29, 2006, among Impac, GSMC and the Company.
         99.18            Impac/Novelle  Step 2  Assignment  Agreement,  dated as of June                  E
                          29, 2006, among the Company,  Impac, the Trustee and the Master
                          Servicer.
         99.19            Wells Fargo Step 1 Assignment  Agreement,  dated as of June 29,                  E
                          2006, among Wells Fargo, GSMC and the Company.
         99.20            Wells Fargo Step 2 Assignment  Agreement,  dated as of June 29,                  E
                          2006,  among the  Company,  Wells  Fargo,  the  Trustee and the
                          Master Servicer.